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                                  EXHIBIT 10

                            AMENDMENT NO. 3 TO THE
                MAY & SPEH, INC. EMPLOYEE STOCK OWNERSHIP PLAN


The May & Speh, Inc. Employee Stock Ownership Plan (the "Plan"), as established and originally effective as of October 1, 1988, is hereby amended as follows:

                                      I.

     Section 4.3(b) of the Plan is hereby amended by the addition of the following at the end thereof, effective upon the adoption of this Amendment No. 3:

          Notwithstanding any provision in the Plan to the contrary, any contributions to the Plan made after the adoption of Amendment No. 3 to the Plan which the Employer elects to treat, in accordance with Plan Section 4.2, as contributions for the Plan Year ending on September 30, 1996 shall be allocated solely to the Participant's Accounts of the Non-Highly Compensated Participants (who are otherwise eligible to share in Employer contributions for such Plan Year) in the same proportion that each such Non-Highly Compensated Participant's Compensation for the Plan Year ending on September 30, 1996 bears to the total Compensation of all Non-Highly Compensated Participants for such Plan Year.

                                      II.

     The amendment to Section 4.4(e) of the Plan adopted on September 30, 1996 is hereby rescinded and held to be of no force or effect. Section 4.4(e) as it existed prior to such amendment is hereby restored to the Plan and is effective as if such amendment had not been adopted.

                                     III.

     Except as provided herein, the Plan shall remain in full force and effect.


IN WITNESS WHEREOF, the undersigned duly authorized officer of May & Speh, Inc. has caused the foregoing Amendment No. 3 to the May & Speh, Inc. Employee Stock Ownership Plan to be executed this 12/th/ day of December, 1996.


                                       May & Speh, Inc.

                                       By:  /S/Willard E. Engel, Jr.
                                            Willard E. Engel, Jr.
                                            Treasurer/Chief Accounting Officer